Chapman and Cutler LLP 320 South Canal Street, 27th Floor Chicago, Illinois 60606 T 312.845.3000 F 312.701.2361

January 14, 2026

Raymond Be

Securities and Exchange Commission

100 F Street, NE

Washington, D.C. 20549

Re: Advisors Disciplined Trust 2318 (the “Fund”)

(File No. 333-290907) (CIK# 2089670)

Mr. Be:

Transmitted herewith on behalf of Advisors Asset Management, Inc. (the “Sponsor”), depositor and principal underwriter of the Fund, is a correspondence filing in response to comments received from the staff of the U.S. Securities and Exchange Commission (the “Commission”) in conversations between Raymond Be of the staff of the Commission and Matthew Wirig regarding the Fund on December 16, 2026 and January 12, 2026.

The following are our responses to the staff’s comments:

Comment 1: The comment requested that the cover page of the prospectus include disclosure about the anticipated capped return and buffer including the impact of sales fees and organization costs consistent with the disclosure under “Investment Summary—Principal Investment Strategy”. Disclosure has been added in accordance with the staff’s comment and the amounts will be completed in the final pricing amendment to the Registration Statement.

Comment 2: The comment requested confirmation the blank amounts relating to Capped Return and Buffered Protection under “Investment Summary—Principal Investment Strategy” will be completed in the final pricing amendment to the Registration Statement. The Sponsor confirms that these blanks along with all other blanks in the prospectus will be completed in the final pricing amendment to the Registration Statement.

Comment 3: The comment requested that additional disclosure be added under “Investment Summary—Principal Investment Strategy” clarifying what happens if an investor sells or redeems on a date other than the trust’s Mandatory Termination Date. Additional disclosure has been added in accordance with the staff’s comment.

Comment 4: The comment requested that the trust’s 80% policy be revised to better align with the trust’s name. The policy and related disclosure has been revised in accordance with the staff’s comment.

Comment 5: The comment requested that the disclosure under “Understanding Your Investment—Distributions” be updated to clarify that the trust does not anticipate making during its life as stated elsewhere in the prospectus. The disclosure has been updated in accordance with the staff’s comment.

Comment 6: The comment requested certain changes to the trust’s information supplement relating to the trust’s investment objective and strategy to better align with the trust’s investment strategy. Revisions have been made in accordance with the staff’s comments.

In addition, the Registration Statement has been updated to reflect certain updates to the disclosure about the Market Reference along with certain other disclosures. The staff also asked that the Sponsor confirm that the Fund would only have a one day offering period or the staff may have additional comments. The Sponsor confirms that the Fund will only have a one day offering period.

We have been advised that the Sponsor would like to activate the Fund and have the Registration Statement declared effective on January 22, 2026, or as soon as possible thereafter. An appropriate amendment to the Registration Statement to reflect such deposit will be promptly filed with the Commission at that time, accompanied by the request of the Sponsor that the Registration Statement be made effective.

If you have any questions, please do not hesitate to contact Matthew T. Wirig at (312) 845-3432 or Scott R. Anderson at (312) 845-3834.

Very truly yours,

/s/ CHAPMAN AND CUTLER LLP
Chapman and Cutler LLP